EXHIBIT 10.17



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                              EMPLOYMENT AGREEMENT
                              --------------------


     AGREEMENT dated as of October 1, 1996 between SWANK, INC., a Delaware corporation with an address at 90 Park Avenue, New York, New York 10016 (the "Corporation"), and CHRISTOPHER F. WOLF, residing at 116 East Emerson Road, Lexington, Massachusetts 02173 ("Employee").

                              W I T N E S S E T H :
                              ---------------------

     WHEREAS, the Corporation wishes to obtain the services of Employee as the Corporation's Chief Financial Officer upon the terms and subject to the conditions hereinafter set forth; and

     WHEREAS, Employee is willing to serve as the Corporation's Chief Financial Officer upon such terms and subject to such conditions.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Corporation and Employee hereby agree as follows:

     1. Employment and Term.
        --------------------

     The Corporation hereby employs Employee, and Employee hereby accepts employment by the Corporation, on the terms and conditions herein contained, to perform the duties described in paragraph 2 for a term (the "Employment Term") commencing on October 1, 1996 (the "Commencement Date") and, subject to the remaining provisions of this Agreement, ending on September 30, 1998.

     2. Duties.
        -------

     (a) During the Employment Term, Employee shall serve as the Corporation's Chief Financial Officer, with the corporate titles of Senior Vice President and Treasurer. Employee will perform such duties and responsibilities as from time to time shall be designated by the Corporation's President and/or its Board of Directors. Employee shall serve the Corporation faithfully and to the best of his ability and will devote his full business time and attention to the business and affairs of the Corporation and its subsidiaries except during vacation periods and periods of illness or incapacity. Notwithstanding the immediately preceding sentence, during the period from and after the Commencement Date to and including the earlier of (i) September 30 , 1997 and (ii) the sale of the Nursing Home (as hereinafter defined), whether such sale takes the form of a sale of (1) all or substantially all of its assets, (2) stock or other evidences of ownership, or (3) otherwise, Employee may


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continue to serve as a trustee, and to spend not more than one morning per month during normal business hours to attend meetings of the board of trustees, of Maristhill Nursing Home, a non-profit organization (the "Nursing Home").

     (b) The Corporation and Employee acknowledge and agree that, while the duties of Employee under this paragraph 2 are presently intended primarily to be performed at the Corporation's offices located at 6 Hazel Street, Attleboro, Massachusetts 02703, Employee shall spend such time at the Corporation's other offices, including those offices located in New York City, and otherwise travel in furtherance of the business of the Corporation or the performance of Employees duties and responsibilities hereunder, as the Board of Directors or the Corporation's President shall deem necessary.

     3. Compensation and Benefits.
        --------------------------

     (a) During the Employment Term, the Corporation agrees to pay Employee a salary ("Base Salary") at the rate of $200,000 per year, payable in accordance with the Corporation's regular pay intervals for its executive officers or in such other manner as shall be mutually agreeable to Employee and the Corporation. The Corporation's Board of Directors may, in its discretion, at any time and from time to time, increase the Base Salary for Employee and grant Employee other compensation in addition to that provided for hereby.

     (b) During the Employment Term, Employee shall be entitled to participate in any stock option, retirement, medical payment, disability, health or life insurance and other similar benefit plans and arrangements which may be or become available to executive officers of the Corporation in general; provided, that Employee shall be required to comply with the conditions attendant to coverage by such plans and arrangements and shall comply with, and be entitled to benefits only in accordance with, the terms and conditions of such plans and arrangements.

     (c) Employee shall be entitled to reimbursement for expenses reasonably incurred by him in furtherance of the business of the Corporation and in the performance of his duties hereunder, on an accountable basis with such substantiation as the Corporation may at the time require from its executive officers. In addition, during the Employment Term, Employee shall be provided by the Corporation with a cellular phone and a laptop computer (the cost and specifications of which laptop computer shall be mutually agreed to by the Corporation and Employee prior to its purchase), in each case for use in furtherance of the business of the Corporation. Employee shall be responsible and shall reimburse the Corporation for cellular phone charges incurred by him that are not related to the business of the Corporation. Such cellular phone and laptop computer shall be the property of the Corporation.

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     (d) Employee  shall be entitled to three weeks vacation in each year during the Employment Term. Such vacation shall be taken at such time or times as may be mutually agreed upon by the Corporation and Employee.

     (e) The Corporation shall pay Employee' membership dues (i) for the American Institute of Certified Public Accountants and the Massachusetts Society of Certified Public Accountants and (ii) for other professional societies upon which the Corporation and Employee shall mutually agree.

     4.  Termination  upon  Death;  Death  Benefit.  The  Employment  Term shall
         -----------------------------------------
terminate on the date of Employee's death, except that Employee's Base Salary shall be paid to his estate through the end of the month in which his death occurs.

     5.  Termination  for  Disability.  If, during the  Employment  Term, in the
         ----------------------------
judgment of the Corporation's Board of Directors, Employee shall, because of physical or mental illness or incapacity, become unable adequately to perform the duties and services required of him pursuant to this Agreement for a period of 90 consecutive days or for a period of 120 days in any 365-day period, the Corporation may, upon prior written notice given at any time after the expiration of such 90-day period or 120-day period, as the case may be, to Employee of its intention to do so, terminate the Employment Term to such date as may be set forth in such notice. In case of such termination, Employee shall be entitled to receive his Base Salary through the end of the month in which the Employment Term shall be terminated. The payment of Base Salary provided for in this paragraph 5 shall be in addition to amounts, if any, that shall be payable to Employee upon his illness or incapacity under any disability insurance policy or other disability plan of the Company.

     6. Termination by Corporation; Expiration of the Employment Term.
        --------------------------------------------------------------

     (a) The Corporation may terminate this Agreement, without liability other than for payment of accrued but unpaid compensation through the date the Employment Term ends, "for cause." The term "for cause" shall mean (i) a breach by Employee of this Agreement which is not cured within 14 days after notice of such breach shall have been given to Employee by the Corporation, (ii) the commission by Employee of an act involving moral turpitude, dishonesty, theft or unethical business conduct, (iii) any other conduct of Employee which significantly impairs or harms the reputation, or is otherwise to the significant detriment, of the Corporation, or any of its subsidiaries or affiliates, (iv) the possession or use of illegal drugs or prohibited substances, (v) excessive drinking which, in the good faith determination of the Corporation's Board of Directors, significantly impairs Employee's ability to perform his duties and responsibilities hereunder, (vi) the conviction of Employee of a felony or (vii) the breach by Employee of a fiduciary duty or obligation to the Corporation or any of its subsidiaries or affiliates.

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     (b) The  Corporation  may also terminate this Agreement at any time without cause. In such event, provided Employee shall not at any time be in violation of paragraph 7 hereof, the Corporation shall pay to Employee (i) if termination shall occur on or prior to April 1, 1998, his Base Salary (at the annual rate in effect on the date of termination) from the date of termination of the Employment Term through and including September 30, 1998, or (ii) if termination shall occur after April 1, 1998, his Base Salary (at the annual rate in effect on the date of termination) from the date of termination through and including the day immediately preceding the six month anniversary of the date of termination, in each case, which Base Salary shall be payable in installments in accordance with the Corporation's regular pay intervals for its executive officers or in such other manner as shall be mutually agreeable to Employee and the Corporation.

     (c) Notwithstanding anything contained in this Agreement to the contrary, in the event that Employee's employment with the Corporation and/or its subsidiaries and affiliates shall terminate and he shall be entitled to receive amounts under that certain Termination Agreement dated the date hereof between the Corporation and Employee (the "Termination Agreement"), Employee shall not be entitled to receive, and the Corporation shall not be required to pay, any amounts to which he may otherwise be entitled under this Agreement, including, without limitation, under paragraphs 6(b) and (d) hereof.

     (d) In the event that (i) the Employment Term shall expire by its terms on September 30, 1998 and (ii) the employment of Employee shall terminate on such date, then, provided Employee shall not at any time be in violation of paragraph 7 hereof, the Corporation shall pay to Employee his Base Salary (at the annual rate in effect on September 30, 1998) from October 1, 1998 through and including March 31, 1999, with such Base Salary payable in installments in accordance with the Corporation's regular pay intervals for its executive officers or in such other manner as shall be mutually agreeable to Employee and the Corporation. In the event that after the Employment Term (iii) Employee shall continue to be employed by the Corporation and (iv) he shall terminate his employment with the Corporation or the Corporation shall terminate the employment of Employee for any reason other than for cause, then, provided Employee shall not at any time be in violation of paragraph 7 hereof, the Corporation shall pay to Employee his Base Salary (at the annual rate in effect on the date of termination) from the date of termination through and including the day immediately preceding the six month anniversary of the date of termination, with such Base Salary payable in installments in accordance with the Corporation's regular pay intervals for its executive officers or in such other manner as shall be mutually agreeable to Employee and the Corporation. Nothing herein shall be deemed to require the Corporation to employ Employee after the expiration or termination of the Employment Term or to require the Employee to agree to be so employed.

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     (e)  Employee  shall be required to mitigate  the amount of the payments to which he is entitled under paragraphs 6(b) and (d). Without limiting the generality of the foregoing, in the event Employee secures employment of any kind and receives compensation in respect thereof, any payments to which he might otherwise be entitled under paragraph 6(b) or (d) shall be reduced by the amount of such compensation actually received by him.

     7. Certain Covenants and Agreements.
        ---------------------------------

     (a) In consideration of Employee's employment hereunder, Employee agrees that during the Employment Term and for a period of one year thereafter (and for such additional period, if any, during which Employee shall be receiving amounts from the Corporation pursuant to paragraphs 6(b) or (d) hereof), Employee will not directly or indirectly (i) solicit, induce or entice for employment, retention or affiliation, or recommend to any corporation, entity or other person the solicitation, inducement or enticement for employment, retention or affiliation of, any employee, consultant, independent contractor or other person employed or retained by, or affiliated with, the Corporation, or any of its subsidiaries or affiliates, (ii) engage in any activity intended to terminate, disrupt or interfere with the Corporation's or any of its subsidiary's or affiliate's relationship with a customer, supplier, lessor or other person, or
(iii) engage or participate in, or have any interest in any corporation, entity or other person that engages or participates in any business or activity engaged or participated in by the Corporation on date of termination of the Employment Term. For purposes of this paragraph 7(a), Employee will be deemed directly or indirectly to be engaged or participating in the operation of such a business or activity, or to have an interest in a corporation, entity or other person, if he is a proprietor, partner, joint venturer, shareholder, director, officer, lender, manager, employee, consultant, advisor or agent or if he, directly or indirectly (including as a member of a group), controls all or any part thereof; provided, that nothing in this paragraph 7(a) shall prohibit Employee from holding less than two percent (2%) of a class of a corporation's outstanding securities that are listed on a national securities exchange or traded in the over-the-counter market.

     (b) Employee acknowledges that by his employment he will be in a confidential relationship with the Corporation and will have access to confidential information and trade secrets of the Corporation, its subsidiaries and affiliates (collectively, the "Confidential Information"). Confidential Information includes, but is not limited to, customer and client lists, financial information, price lists, marketing and sales strategies and procedures, computer programs, databases and software, supplier, vendor and service information, personnel information, operating procedures and techniques, business plans and systems, and all other records, files, and information in respect of the Corporation. During the Employment Term and thereafter, Employee shall maintain the strictest confidentiality of all Confidential Information and shall not use or permit the use of, or disclose, discuss,

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communicate or transmit or permit the disclosure,  discussion,  communication or transmission of, any Confidential Information. This paragraph 7(b) shall not apply to (i) information that, by means other than Employee's deliberate or
inadvertent   disclosure,   becomes  generally  known  to  the  public  or  (ii)
information the disclosure of which is compelled by law (including judicial or administrative proceedings and legal process). In that connection, in the event that Employee is requested or required (by oral question, interrogatories, requests for information or documents, subpoenas, civil investigative demand or other legal process) to disclose any Confidential Information, Employee agrees to provide the Corporation with prompt written notice of such request or requirement so that the Corporation may seek an appropriate protective order or relief therefrom or may waive the requirements or this paragraph 7(b). If, failing the entry of a protective order or the receipt of a waiver hereunder, Employee is, in the opinion of counsel, compelled to disclose Confidential Information under pain of liability for contempt or other censure or penalty, Employee may disclose such Confidential Information to the extent so required.

     (c) In the event of a breach or threatened breach by Employee of any of the provisions of this paragraph 7, the Corporation shall be entitled to an injunction to be issued by any court or tribunal of competent jurisdiction to restrain Employee from committing or continuing any such violation. In any proceeding for an injunction, Employee agrees that his ability to answer in damages shall not be a bar or be interposed as a defense to the granting of a temporary or permanent injunction against him. Employee acknowledges that the Corporation will not have an adequate remedy at law in the event of any breach by him as aforesaid and that the Corporation may suffer irreparable damage and injury in the event of such a breach by him. Nothing contained herein shall be construed as prohibiting the Corporation from pursuing any other remedy or remedies available to the Corporation in respect of such breach or threatened breach.

     (d) If any term or provision of this paragraph 7 shall be held invalid or unenforceable because of its duration, geographic scope, or for any other reason, the Corporation and Employee agree that the court making such determination shall have the power to modify such provision, whether by limiting the geographic scope, reducing the duration, or otherwise, to the minimum extent necessary to make such term or provision valid and enforceable, and such term or provision shall be enforceable in such modified form.

     (e) The provisions of this paragraph 7 shall survive the termination of the Employment Term.

     8. Assignability. This Agreement may not be assigned by Employee and all of
        -------------
its terms and conditions shall be binding upon and inure to the benefit of Employee and his heirs, executors, administrators, legal representatives and assigns and the Corporation and its successors and assigns. Successors of the Corporation shall include, without

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limitation, any corporation or other entity acquiring directly or indirectly all or a substantial part of the assets of the Corporation whether by merger, consolidation, purchase, lease or otherwise, and such successor shall thereafter be deemed the "Corporation" for purposes hereof.

     9.  Notices.  All  notices,  requests,  demands  and  other  communications
         -------
provided for hereby shall be in writing and shall be deemed to have been duly given when delivered personally or two days after sent by registered or certified mail, return receipt requested, to the party entitled thereto at the address first above written or to such changed address as the addressee may have given by a similar notice, with a copy, in each case, to William D. Freedman, Esq., Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, NY 10036.

     10.  Modification.  This  Agreement  may be modified or amended  only by an
          ------------
instrument in writing signed by Employee and the Corporation and any provision hereof may be waived only by an instrument in writing signed by the party hereto against whom any such waiver is sought to be enforced.

     11.  Termination  Agreement.  The  Corporation  represents  and warrants to
          ----------------------
Employee that the provisions of the Termination Agreement are substantially the same as the provisions of the form of termination agreement executed and delivered by the Corporation and the immediately preceding chief financial officer of the Corporation.

     12.  Severability.  The invalidity or  unenforceability of any provision of
          ------------
this Agreement shall not affect, impair or invalidate any other provision of this Agreement.

     13.  Governing Law. This Agreement  shall be governed by, and construed and
          -------------
enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of law (or any other law that would make the laws of any jurisdiction other than the State of New York applicable to this Agreement).

                                [PAGE ENDS HERE]

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     14. Captions.  The captioned  headings contained herein are for convenience
         --------
of reference only and are not intended, nor shall they be construed, to have any substantive effect.

     IN WITNESS WHEREOF, the Corporation and Employee have signed this Agreement on the date set forth on the first page of this Agreement.

                                         SWANK, INC.


                                         By: /s/ John A. Tulin
                                             -------------------------------
                                                 John A. Tulin, President


                                             /s/ Christopher F. Wolf
                                             -------------------------------
                                              Christopher F. Wolf